Exhibit 99.2

5 February 2013

Dear CDI Holder

Sunshine Heart — Delisting from Australian Securities Exchange

This document contains important information about your holding of CHESS Depositary Interests (CDIs) in Sunshine Heart, Inc., a Delaware corporation (Sunshine Heart).  You should read it carefully and seek professional advice about these matters if you have any queries.

Sunshine Heart CDIs will be delisted from ASX

On 30 January 2013, Sunshine Heart announced that it intended to seek removal from the official list of ASX Limited (ASX).  Suspension of Sunshine Heart CDIs is expected to occur at the close of trading on 29 April 2013 (Suspension Date) and delisting is expected to occur on 6 May 2013 (Delisting Date).  These dates are indicative and we will notify you of any changes.

Sunshine Heart common shares (Sunshine Heart Shares) will continue to be listed on the NASDAQ Capital Market (NASDAQ).  Trading on NASDAQ will continue, uninterrupted, during the ASX delisting process.

This document contains details on the delisting process and the options available to you in respect of your CDIs.  By way of summary, you have the following options:

1.              Sell your CDIs on ASX prior to close of trading on the Suspension Date — for further details see section 5.1;

2.              Convert your CDIs into the underlying Sunshine Heart Shares by 12 August 2013 — for further details see section 5.2;

3.              Participate in a voluntary sale facility which will involve your Sunshine Heart Shares being sold on NASDAQ through an Australian broker to be appointed by Sunshine Heart (the Broker), details of whom will be provided to you before the Suspension Date.  This facility is expected to be open from 10 May 2013 to 12 August 2013 — for further details see section 5.3;

4.              Sell your shares through your broker on NASDAQ — for further details see section 5.4; or

5.              Do nothing and have your Sunshine Heart Shares compulsorily sold by the Broker on NASDAQ.  This facility is expected to be open from 13 August 2013 to 13 November 2013 — for further details see section 5.5.

I strongly encourage you to read this document in full and consult your financial and tax advisers in relation to the options available to you.  A further information pack will be sent to you before the Suspension Date.

If you have any queries regarding the delisting of Sunshine Heart from ASX, please contact the Sunshine Heart Information Line on 1800 206 847 (within Australia) or +61 2 8767 1297 (outside Australia).

Yours sincerely

Sunshine Heart, Inc.

Dave Rosa

CEO

1                                                  Introduction

As announced on 5 February 2013, Sunshine Heart has received conditional approval from ASX for trading in CDIs on ASX to be suspended and for Sunshine Heart to be removed from the official list of ASX (ie. delisted from ASX).

Sunshine Heart Shares will continue to be listed on NASDAQ following Sunshine Heart’s delisting from ASX and trading on NASDAQ will continue during the ASX delisting process.

CDI holders have a number of options available to them in respect of their CDIs, including selling their underlying Sunshine Heart Shares on NASDAQ by way of a voluntary sale facility following delisting (Voluntary Share Sale Facility).  The arrangements for the Voluntary Share Sale Facility and other options are discussed in more detail below.

2                                                  Reasons for delisting Sunshine Heart CDIs from ASX

Sunshine Heart was admitted to the official list of ASX on 28 September 2004 and subsequently listed on NASDAQ on 16 February 2012.

Since listing on NASDAQ, increasing numbers of CDI holders have sought to convert their CDIs to the underlying Sunshine Heart Shares.  Additionally, in August 2012, Sunshine Heart completed an initial public offering of shares in the United States (US) with all new shares attaining listing on NASDAQ.  Accordingly, CDIs representing Sunshine Heart Shares listed on ASX now comprise approximately only 18.9% of Sunshine Heart’s issued and outstanding share capital stock (or only 17.4% if directors’ holdings and stockholders with holdings of greater than 5% are excluded).

Sunshine Heart’s decision to delist its CDIs is due to the low level of CDIs now quoted on ASX, particularly when compared to Sunshine Heart’s current issued share capital, and the low level of trading on ASX compared to that on NASDAQ.  In light of these circumstances, Sunshine Heart has formed the view that the administrative costs of an ASX listing, including the higher level of regulatory compliance costs associated with two listings, are no longer justifiable.

3                                                  Delisting process and indicative dates

The following table sets out the indicative timeframe for the delisting process.  We will notify you of any changes to these dates and/or procedures and processes and will promptly announce any such change.

29 April 2013	Suspension Date - effective date of suspension in trading of Sunshine Heart CDIs on ASX. Please note that you will not be able to trade your CDIs on ASX after this date.

6 May 2013	Delisting Date - effective date of removal of Sunshine Heart from the official list of ASX.

On or after 8 May 2013	Notice to CDI holders of revocation of trust by CDN.

10 May 2013	Opening date of the Voluntary Share Sale Facility.

12 August 2013	Closing date of the Voluntary Share Sale Facility.

13 August 2013	First date for sales of remaining Sunshine Heart Shares via the Compulsory Share Sale Facility (described below).

13 November 2013	Last date for sales of remaining Sunshine Heart Shares via the Compulsory Share Sale Facility.

All references to time are to Sydney, Australia time.

After the Delisting Date, ASX Settlement Pty Ltd will revoke approval of the CDIs and close the CHESS sub-register.  CHESS Depositary Nominees Pty Ltd (CDN) will also revoke the trust under which it holds the Sunshine Heart Shares underlying your CDIs.  If you still hold CDIs on the Delisting Date, you will no longer hold CDIs after this date.  However, you will continue to have a beneficial interest in the same Sunshine Heart Shares which were underlying your CDIs.  The Sunshine Heart Shares will continue to be held by CDN on trust for your benefit.

If you do not proceed with one of the options described below in section 5, CDN will exercise its power of sale under the ASX Settlement Operating Rules and will sell all of your Sunshine Heart Shares on NASDAQ through the Broker (Compulsory Share Sale Facility).  Link will remit the net sale proceeds to you.

4                                                  Impact of delisting

After Sunshine Heart’s removal from the official list of ASX:

•                                                  Sunshine Heart will remain incorporated in Delaware in the US and will continue to be subject to the relevant corporate and securities law of Delaware;

•                                                  Sunshine Heart Shares will continue to be listed on NASDAQ and Sunshine Heart will continue to be subject to NASDAQ rules; and

•                                                  copies of Sunshine Heart’s news releases and other relevant corporate information will continue to be available at www.sunshineheart.com;

•                                                  Sunshine Heart’s company filings with the US Securities and Exchange Commission will continue to be available on EDGAR at www.sec.gov; and

•                                                  the market price of Sunshine Heart Shares on NASDAQ will be available from http://www.nasdaq.com.

•                                                  Sunshine Heart is, and will continue to be, a reporting issuer for the purposes of the applicable securities laws of United States, and as such is subject to regular reporting and disclosure obligations under the United States Securities Exchange Act of 1934, as amended. Further information about Sunshine Heart (including all announcements made by Sunshine Heart) is currently, and will continue to be, following Sunshine Heart’s removal from the official list of the ASX, available on EDGAR at www.sec.gov.

5                                                  Options for Australian CDI holders on delisting of Sunshine Heart

Sunshine Heart CDI holders have the following options in respect of the delisting of Sunshine Heart from ASX:

5.1                                        Sell your CDIs on ASX on or before the Suspension Date

You can sell your CDIs on ASX at any time prior to the close of trading on Suspension Date (currently expected to be 29 April 2013).  This can be done by contacting your ASX Participant (stockbroker) or financial adviser.

After the Suspension Date, you will not be able to sell your CDIs on ASX.

If you elect to sell your CDIs on ASX prior to the Suspension Date, you will be responsible for any costs associated with the sale of your CDIs including any broker commission.

5.2                                        Convert your CDIs into underlying Sunshine Heart Shares

On or before the Delisting Date

You have an existing right to convert your CDIs into the underlying Sunshine Heart Shares listed on NASDAQ, with one Sunshine Heart Share represented by 200 CDIs.  Currently, you can convert your CDIs into Sunshine Heart Shares at any time by instructing Sunshine Heart’s registry, Link Market Services Limited (Link), either:

•                                                  directly, in the case of CDIs on the issuer sponsored sub-register operated by Sunshine Heart; or

•                                                  through your sponsoring participant (usually a broker), in the case of CDIs which are sponsored on the CHESS sub-register.

The number of CDIs to be converted to Sunshine Heart Shares must be divisible by 200.

Your existing right to convert your CDIs into the underlying Sunshine Heart Shares continues up to the Delisting Date (currently expected to be 6 May 2013).

If you choose to convert your CDIs into Sunshine Heart Shares, you will become a registered stockholder in Sunshine Heart and you will be able to trade your shares on NASDAQ, subject to any applicable restrictions under the US Securities Act of 1933 — see further details below in section 8.

You can contact Link on 1800 206 847 (within Australia) or +612 8767 1297 (outside Australia) or by email registrars@linkmarketservices.com.au.

After the Delisting Date to 12 August 2013

After the Delisting Date, you can still convert your holding into Sunshine Heart Shares by contacting Link and requesting that the legal title to the underlying Sunshine Heart Shares be transferred to you and held on Sunshine Heart’s US register.

If you choose this option, the legal title to your entire holding will be transferred to you (ie. you cannot sell part of your holding under the Voluntary Share Sale Facility and convert the remainder of your holding to shares under this option).  If your holding is not divisible by 200, Sunshine Heart will procure that any fractional entitlement will be collated in batches and transferred to the Broker (or an affiliate of the Broker) for the purpose of sale on NASDAQ at the market price of Sunshine Heart Shares from time to time.  Proceeds relating to your fractional entitlement will be remitted to you less brokerage fees, transfer fees and applicable taxes and will reflect the market price and A$/USD$ exchange rate at the time of conversion.  In effecting this sale, the Broker is providing services to Sunshine Heart and is not providing any services to, or on behalf of, you or assuming or accepting any duty or responsibility to you.

To exercise this option, you will be required to complete a Notice of Transmutation (which is annexed to this letter) and return it to Link before 12 August 2013.

Fees

No fees will be payable by you for the conversion of your CDIs to Sunshine Heart Shares through Link.

If you use a broker to effect the conversion, the broker may charge you a fee.  Please contact your broker for information regarding any applicable fees.

5.3                                        Participate in the Voluntary Share Sale Facility

If you do not proceed with any of the options described above, you will be able to sell the shares underlying your CDIs on NASDAQ through the Broker under the Voluntary Share Sale Facility.  The Voluntary Share Sale Facility is currently expected to be open after Sunshine Heart’s delisting from 10 May 2013 until 12 August 2013.

Under the Voluntary Share Sale Facility, Sunshine Heart will procure the transfer of your Sunshine Heart Shares to the Broker (or an affiliate of the Broker) for the purpose of enabling the sale of your shares on NASDAQ.  The proceeds (less costs) of the sale will be remitted to you by Link in Australian dollars.

Participation in the Voluntary Share Sale Facility is voluntary and CDI holders are not obliged to dispose of the shares underlying their CDIs through the Voluntary Share Sale Facility.

To participate in the Voluntary Share Sale Facility you will need to complete and return a Sale Instruction Form.  Further details regarding the arrangements for the Voluntary Share Sale Facility and the Sale Instruction Form will be mailed to you in the further information pack before the Suspension Date.

During the Voluntary Share Sale Facility, the sale instructions may be collated in batches and the underlying shares sold in multiple transactions by the Broker.  However, the Broker has complete discretion as to when and in how many tranches to sell the underlying Sunshine Heart Shares.

You should note the following important information regarding the Voluntary Share Sale Facility:

•                                                  Participation in the Voluntary Share Sale Facility must be for all Sunshine Heart Shares underlying your CDIs (ie. you cannot sell part of your holding via the Voluntary Share Sale Facility).

•                                                  The proceeds you receive will be after the deduction of brokerage fees, transfer fees and applicable taxes and will reflect the market price and A$/USD$ exchange rate at the time of conversion.

•                                                  The market price of the Sunshine Heart shares sold through the Voluntary Share Sale Facility is subject to change from time-to-time.  None of Sunshine Heart, CDN, the Broker or Link gives any assurance as to the sale price that may be achieved for the sale of your Sunshine Heart Shares or the exchange rate that will be used to convert the proceeds from the sale into Australian dollars.

•                                                  The Broker is providing services to Sunshine Heart under the Voluntary Share Sale Facility.  The Broker is not providing any services to, or on behalf of, you or assuming or accepting any duty or responsibility to you.

There are risks associated with the proceeds that you may receive through the sale of your Sunshine Heart Shares under the Voluntary Share Sale Facility.  Your total proceeds will depend on the level of buyer demand, buyer pricing constraints, trading volatility in Sunshine Heart Shares on NASDAQ and the A$/USD$ exchange rate at the time of conversion.  The impact of these factors for those that elect to participate in the Voluntary Share Sale Facility may be more or less adverse than if they instead had elected another option, or did nothing and are subjected to the Compulsory Share Sale Facility.

5.4                                        Use your own broker to hold and/or sell on NASDAQ

You may choose to contact a broker in Australia or the US in regard to the Sunshine Heart Shares underlying your CDIs.  Australian brokers may have relationships with financial institutions in the US to facilitate trading on NASDAQ.  The names and contact details of licensed brokers in the US may be found on the website of the US Securities and Exchange Commission.

You will need to independently establish an account with the broker and provide the broker with evidence of your holding, along with any other documents and forms requested by the broker.

Any costs associated with the process of holding or selling your Sunshine Heart Shares on NASDAQ by a broker (outside the Voluntary Share Sale Facility) will be borne by you.  Holding or selling the Sunshine Heart Shares on NASDAQ may have tax implications for you, about which you should consult your own financial advisor.

Please note that if you choose this option and you have not transferred the shares underlying your Sunshine Heart CDIs to yourself by 12 August 2013, this choice will not remain open to you and the shares underlying your CDIs will be sold under the Compulsory Share Sale Facility described below.

5.5                                        Do nothing and participate in the Compulsory Share Sale Facility

If you do not proceed with any of the options described above before their applicable deadline, CDN will exercise its power of sale and sell all of your underlying Sunshine Heart Shares on NASDAQ through the Broker.  The proceeds of the sale (less costs) will be remitted to you by Link in Australian dollars.

The Compulsory Share Sale Facility is currently expected to be open from 13 August 2013 until 13 November 2013.  Participation in the Compulsory Share Sale Facility is not voluntary.  All Sunshine Heart Shares that have not been dealt with under one of the options described above by close of trading on 12 August 2013 will be sold under the Compulsory Share Sale Facility.  These Sunshine Heart Shares may be sold in one tranche by the Broker, however, the Broker has complete discretion as to when and in how many tranches to sell the these Sunshine Heart Shares.

You should note the following important information regarding the Compulsory Share Sale Facility:

•                                                  The proceeds you receive will be after the deduction of brokerage fees, transfer fees and applicable taxes and will reflect the market price and A$/USD$ exchange rate at the time of conversion.

•                                                  The market price of the Sunshine Heart shares sold through the Compulsory Share Sale Facility is subject to change from time-to-time.  None of Sunshine Heart, CDN, the Broker or Link gives any assurance as to the sale price that may be achieved for the sale of your Sunshine Heart Shares or the exchange rate that will be used to convert the proceeds from the sale into Australian dollars.

•                                                  The Broker is providing services to Sunshine Heart and CDN under the Compulsory Share Sale Facility.  The Broker is not providing any services to, or on behalf of, you or assuming or accepting any duty or responsibility to you.

•                                                  The procedures involved in selling your Sunshine Heart Shares under the Compulsory Share Sale Facility will not be the same as the procedures of the Voluntary Share Sale Facility as outlined above.

There are risks associated with the proceeds that you may receive through the sale of your Sunshine Heart Shares under the Compulsory Share Sale Facility.  Your total proceeds will depend on the level of buyer demand, buyer pricing constraints, trading volatility in Sunshine Heart Shares on NASDAQ and the A$/USD$ exchange rate at the time of conversion.  The impact of these factors on the level of proceeds of sale for CDI holders who do nothing and so are subjected to a forced sale of their shares may be more or less adverse than if they had chosen to participate in the Voluntary Share Sale Facility.

6                                         Australian Options issued in 2010 and 2011

On December 3, 2010 Sunshine Heart closed on a renounceable rights issue (the Rights Issue) at A$0.028 cents per share. The Rights Issue was not underwritten. Pursuant to the Rights Issue:

•                  shareholders were granted an unlisted option, exercisable at A$0.032 cents per share for a period of 4 years from the date of grant, to subscribe for 1 share for every 2 shares subscribed for in the Rights Issue (the 2010 Options); and

•                  a top-up facility will be offered whereby eligible shareholders may apply for additional shares over and above their entitlement.

Sunshine Heart raised A$9.5 million in the Rights Issue and pursuant to the Rights Issue issued 836,153 of the Australian Options.

Additionally, on September 9, 2011 Sunshine Heart closed on a private placement for A$1.2 million, issuing unlisted options to Australian shareholders exercisable at A$0.056 cents per share for a period of 4 years, to subscribe for 3 shares for every 10 shares purchased in the private placement (the 2011 Options).

As of today’s date, the 2010 Options and the 2011 Options (together, the Australian Options) would be exercisable for 167,322,600 CDIs.  The Australian Options have been outstanding for more than six (6) months and therefore may be freely transferrable to other investors in compliance with U.S. Securities laws.  However, certain U.S. Securities laws would apply to both the exercise of the Australian Options and the form of shares of Sunshine Heart’s common stock (freely transferrable versus restricted) that would be issuable upon the exercise of the Australian Options.  The language in the Australian Options contemplated such issues in Section 17 of the Australian Options which includes the following language:

“The Shares allotted on exercise of Options will not be registered under the US Securities Act 1933 and must be acquired for investment and not with a view to, or in connection with, the sale or distribution thereof.  No such sale or distribution may be effected without an effective registration statement related thereto or an opinion of counsel for the Company that such registration is not required under the US Securities Act 1933.”

Accordingly, the holders of the Australian Options may not be able to participate in the Voluntary Share Sale Facility because upon the exercise of the Australia Options, holders of the Australia Options will receive shares of common stock of Sunshine Heart that are restricted under Rule 144 of the Securities Act of 1933, as amended (Rule 144).  Rule 144 would restrict the sale of the shares issuable upon the exercise of the Australian Options for a period of six (6) months following the exercise of the Australian Options.  Due to the restrictions required under Rule 144, such shares issuable upon the exercise of the Australian Options may not be able to participate in the Voluntary Share Sale Facility.

7                                         Financial and Tax implications

Sunshine Heart strongly encourages you to obtain your own financial, legal and tax advice based on your individual circumstances before deciding which option you should select.

This document does not purport to provide you with any financial, legal and tax advice.

7.1                                        No account of personal circumstances

This document, and any recommendations contained in it, should not be taken as personal financial advice, as they do not take into account your individual objectives, financial and tax situation or particular needs. As such, the Sunshine Heart Board encourages you to seek independent financial and tax advice before making a decision as to which option to select.

7.2                                        Forward looking statements

Certain of the statements made herein may contain forward-looking statements or Information. Often, but not always, forward-looking statements and forward-looking information can be identified by the use of words such as “expects”, “is expected”, “anticipates”, “intends”, or “believes” or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements and forward-looking information by their nature are based on assumptions and involve known and unknown risks, uncertainties, and other factors which may cause the actual results or performance or achievements of Sunshine Heart to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. There can be no assurance that forward-looking statements or information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, you should not place undue reliance on the forward-looking statements or information contained herein.

7.3                                        Personal information

Personal information may be collected on the Notice of Transmutation or the Sale Instruction Form by Sunshine Heart, the Broker and/or Link for the purpose of the administration of the conversion of CDIs into underlying Sunshine Heart Shares and the sale of Sunshine Heart Shares by the Broker through the Voluntary Share Sale Facility and the Compulsory Share Sale Facility. That information may be used by each of them and may be disclosed by each of them to each other, to their respective related bodies corporate, to external service companies (such as mail service providers for those purposes) or as otherwise required or permitted by law. Please contact the Sunshine Heart  Information Line on 1800 206 847 (within Australia) or +612 8767 1297 (outside Australia) to correct inaccurate or out of date information.

7.4                                        Risk information

You should be aware that there are risks regarding Sunshine Heart’s share price at the time proceeds are realized and in connection with the A$/USD$ exchange rates at the time of conversion of the proceeds from U.S. dollars to Australian dollars. The impact of these risk factors on the level of proceeds of sale for CDI holders may change over time. Both those who sell their Sunshine Heart Shares during the Voluntary Share Sale Facility and those who do not and thus are subjected to a compulsory sale of their Sunshine Heart Shares under the Compulsory Share Sale Facility, may experience such changes.

Please refer to Sunshine Heart’s 2011 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on 23 March 2012 available at www.sunshineheart.com  (at “Investors’ — ‘Annual Reports’) for a further discussion of such risks.

8                                         US securities restrictions

As a condition the receipt of any shares of Sunshine Heart’s common stock, each holder of the CDIs converting CDIs will be required to complete and submit to Sunshine Heart’s Transfer Agent a Stockholder Representation Letter Under Rule 144 the form of which may be obtained through Sunshine Heart’s website at http://www.sunshineheart.com/investor-faq/ located under item 7 on such page.  If you do not provide to American Stock Transfer a satisfactory Rule 144 representation letter, your shares of common stock will not be freely tradable on NASDAQ and will bear a legend to this effect.  Rule 144 allows holders of restricted or control securities to sell those securities in the open market without filing a registration statement under the Securities Act of 1933, provided certain conditions are met by the seller, the broker and the company. Rule 144 has a basic 6-month holding period for a reporting company and a basic one-year holding period for non-reporting companies. In both instances, other conditions must also be met.  If you are unable to provide the attached form 144 representation letter, please contact American Stock Transfer to discuss your options at +1 877-248-6417 (toll free within US) or +1 718-921-8317 or email LegalTransfer@amstock.com.

9                                                  Further information

If you have any queries regarding the delisting of Sunshine Heart from ASX, please contact the Sunshine Heart Information Line on 1800 206 847 (within Australia) or +612 8767 1297 (outside Australia).